UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2018

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 7.01 of the Current Report on Form 8-K filed by HarborOne Bancorp, Inc. (the “Company”) on March 14, 2018 (the “Original Form 8-K”) solely to correct an error on slide 14 of the investor presentation furnished as Exhibit 99.2 thereto (the “Exhibit”).  References in slide 14 of the Exhibit to “2018 EPS Accretion” and “2019 EPS Accretion” under the heading “Key Financial Impacts” should have been to “2019 EPS Accretion” and “2020 EPS Accretion”, respectively.   These references are corrected in the revised slide 14 furnished as Exhibit 99.1 to this Amendment No. 1. No other changes have been made to the Original Form 8-K.

Item 7.01	Regulation FD Disclosure.

The Exhibit 99.1 attached hereto is a replacement of slide 14 of the Exhibit furnished on the Original Form 8-K. This Exhibit 99.1 is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of Company under the Securities Act of 1933.

Forward-Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which HarborOne and Coastway operate and beliefs of and assumptions made by HarborOne management and Coastway management, involve uncertainties that could significantly affect the financial results of HarborOne or Coastway or the combined company.  Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of HarborOne management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on HarborOne’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which HarborOne operates, including changes that adversely affect borrowers’ ability to service and repay HarborOne’s loans; changes in the value of securities in HarborOne’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in HarborOne’s financial statements will become impaired; demand for loans in HarborOne’s market area; HarborOne’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that HarborOne may not be successful in the implementation of its business strategy; difficulties in integrating HarborOne and Coastway; risks associated with the ability to consummate the proposed transaction and the timing of the closing of the proposed transaction; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed by HarborOne and Coastway with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. HarborOne and Coastway disclaim any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

Additional Information and Where to Find It

In connection with the proposed merger, Coastway will file a proxy statement with the SEC. HarborOne will also file relevant materials in connection with its proposed acquisition of Coastway. Stockholders of Coastway are urged to read the proxy statement and other relevant documents and any amendments or supplements to those documents, because they will contain important information which should be considered before making any decision regarding the transaction.  A free copy of the proxy statement, as well as other filings containing information about the Company and Coastway, when they become available, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and the filings that will be incorporated by reference therein may also be obtained, free of charge, from Coastway’s website at www.coastway.com under the “Investor Relations” tab or by contacting Coastway’s investor relations at Coastway Bancorp, Inc., One Coastway Blvd., Warwick, Rhode Island 02886, Attention: Investors Relations, Telephone: (401) 330-1600.

Certain Information Regarding Participants

HarborOne and Coastway and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Coastway stockholders in connection with the proposed transaction. You can find information about Coastway’s and HarborOne’s executive officers and directors in the materials filed by Coastway and HarborOne with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement filed by Coastway with the SEC on April 10, 2017 and other relevant documents regarding the proposed merger to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01              Financial Statements and Exhibits

(d)      Exhibits

Number	Description

99.1	Revised slide 14 of the Investor Presentation*

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey
	Name:	Joseph F. Casey
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Director

Date: March 16, 2018